SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 23, 1997
(Date of earliest event reported)

Commission File No. 333-21263



                      Norwest Asset Securities Corporation
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        Delaware                                     52-1972128
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                     21703
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Address of principal executive offices               (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

                          Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                       Description
-----------                                       -----------
     (99)                                     Computational Materials
                                              prepared by Donaldson Lufkin &
                                              Jenrette Securities Corporation
                                              in connection with Norwest Asset
                                              Securities Corporation, Mortgage
                                              Pass-Through Certificates,
                                              Series 1997-15

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES CORPORATION


September 23, 1997

                                       By:     /s/ B. David Bialzak
                                               --------------------
                                               B. David Bialzak
                                               Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                   Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   (99)                 Computational Materials                        P
                        prepared by Credit Suisse
                        First Boston Corporation in
                        connection with Norwest Asset Securities
                        Corporation, Mortgage Pass-Through
                        Certificates, Series 1997-15